Exhibit 32.1

Certification Pursuant to
18 U.S.C. §1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

             In connection with the Quarterly Report of InfoTech USA, Inc. (the “Company”) on Form 10-Q for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sebastian Perez, Chief Operating Officer and acting President and Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sebastian F. Perez
Sebastian F. Perez Chief Operating Officer and acting President and Chief Executive Officer InfoTech USA, Inc. February 13, 2004